                                                                   EXHIBIT 10.1

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "AGREEMENT") is made as of April 14, 2000, by and between Wyn Lewis ("BORROWER") and Carreker-Antinori, Inc., a Delaware corporation ("LENDER" or "COMPANY").

1.       THE LOAN.

         A. Subject to the terms of this Agreement, Lender agrees to make a loan (the "LOAN") to Borrower for the purpose of Borrower paying alternative minimum taxes in connection with the exercise by Borrower of incentive stock options to purchase shares of Common Stock, par value $.01 per share, of the Company ("ISO SHARES").

         B. Lender agrees to loan Borrower an aggregate principal amount of $150,000 one hundred and fifty thousand dollars ("LOAN AMOUNT").

2.       NOTES.

         A. The Loan shall be evidenced by a Promissory Note and Pledge Agreement, in the form of EXHIBIT A attached to this Agreement, which shall be for the Loan Amount, dated the date of this Agreement, and executed and delivered by Borrower (the "LOAN NOTE").


3. INTEREST. Interest shall accrue from the date of the Notes, at the applicable rate set forth in the Notes, on the principal outstanding balance of the Loans. All past due interest and all past due principal shall bear interest at the highest rate for which the undersigned may legally contract under applicable law.

4.       PAYMENT.

                  A. The Loan shall mature on May 31, 2001, at which time the Loan Amount together with any unpaid accrued interest thereon, shall be due and payable, unless sooner paid or accelerated in accordance with the terms of the Loan Note or this Agreement. Accrued interest payable under the Loan Note shall be due and payable on the maturity date.

5. SECURITY. Borrower acknowledges that the Notes are each secured by a separate Pledge Agreement dated as of the date of the Loan Note and Tax Note, respectively.

6.       REPRESENTATIONS. Borrower represents and warrants to Lender as follows:

         A. USE OF PROCEEDS. The Borrower shall use the proceeds from the Tax Loan for the sole purpose of paying the Borrower's AMT Tax Liability.

         B. COOPERATION WITH LENDER'S AUDITORS AND DELIVERY OF FINANCIAL STATEMENTS. Borrower agrees to cooperate with Lender's auditors in connection with any review by the auditors of the Notes and, at the request of Lender or its auditors, shall provide personal financial information to Lender and its auditors to verify that Borrower has the financial capability to discharge Borrower's obligations under the Notes.


LOAN AGREEMENT -- PAGE 1

7. EVENTS OF DEFAULT. Borrower shall be in default under this Agreement if any of the following events (an "Event of Default") occur:

         A. Default shall be made in the payment of any installment of principal of or interest upon the Notes or any other obligation of Borrower to Lender when due and payable, whether at maturity or otherwise, and such default continues for five (5) days after written notice thereof by Lender to Borrower; or

         B. Default shall be made in the performance of any term, covenant, or agreement (except for the payment of amounts subject to subsection 6(A) of this Agreement) contained in this Agreement, or the Notes and such default continues for thirty (30) days after written notice thereof by Lender to Borrower; or

         C. Any representation or warranty made by Borrower in this Agreement, or any financial statement, certificate, report, or opinion submitted to Lender in connection with the Notes or pursuant to the requirements of this Agreement that prove to have been incorrect or misleading in any material respect when made; or

         D. (1) Borrower makes an assignment for the benefit of creditors, admits in writing his or her inability to pay his or her debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt or an order for relief is entered, petitions or applies to any tribunal for any receiver or any trustee of Borrower or any substantial part of his or her property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (2) if there is commenced against Borrower any such action, or Borrower by any act indicates his or her consent to or approval of the entry of an order for relief or for the appointment of any receiver or trustee for Borrower or any substantial part of his or her property, or suffers any such receivership or trustee to continue undischarged.

8.       LENDER REMEDIES.


         A. Upon the occurrence and during the continuation of an Event of Default (other than the Event of Default described in subsection 6(D)(2) of this Agreement), Lender may, at its election, declare the outstanding principal of and the unpaid interest on the Notes and any other indebtedness of Borrower to Lender to be due and payable immediately.


         B. Upon the occurrence of an Event of Default described in subsection 6(D)(2) of this Agreement, and if any action referred to in subsection 6(D)(2) of this Agreement is not dismissed within thirty (30) days of the filing thereof or an order for relief is entered sooner, all outstanding principal of and the unpaid interest on the Notes shall be due and payable immediately.

         C. Upon the occurrence and during a continuation of an Event of Default, Lender may, at its election, also exercise any of Lender's other remedies under each Pledge Agreement.


LOAN AGREEMENT -- PAGE 2

9.       MISCELLANEOUS.

         A. EXPENSES. Borrower shall pay all of the reasonable out-of-pocket expenses, including reasonable attorneys' fees, incurred by Lender in connection with the enforcement of this Agreement, each Pledge Agreement or in the collection of the Notes.

         B. CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Lender under this Agreement, the Notes and each Pledge Agreement or under any other document delivered hereunder or in connection herewith or allowed it by law or equity, shall be cumulative of and may be exercised in addition to any and all other rights of Lender. No delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of the foregoing covenants and disagreements may be waived by Lender, but only in writing. Except as otherwise provided in this Agreement, Borrower expressly waives any presentment, demand, protest, or other notice of any kind, including, but not limited to, notice of intent to accelerate and notice of acceleration.

                  No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.

         C. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Texas.

         D. AMENDMENT. No modification, consent, amendment, or waiver of any provision of this Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender and then shall be effective only in the specific instance and for the specific purpose for which given. This Agreement is binding upon Borrower and his or her successors and inures to the benefit of Lender and its successors and assigns.

         E. GENDER. Words used in this Agreement of any gender shall include each other gender where appropriate.

         F. CONFLICT. In the event of any conflict between the provisions of this Agreement and provisions of the Notes or each Pledge Agreement, the provisions of this Agreement shall prevail.

         G. NOTICES. Except as otherwise provided in this Agreement, any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given upon (1) receipt if delivered by hand delivery, or (2) deposit in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered or certified, return receipt requested, if to Borrower,
                  _____________________________________________________________
                  _____________________________________ or, if to Lender, to
                  4055 Valley View Lane, Suite 1000, Dallas, Texas 75244, or such other address as shall be furnished in writing by either party.

         H. COUNTERPARTS. This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be an original, and such counterparts shall constitute one and the same instrument.


LOAN AGREEMENT -- PAGE 3

         I. NUMBER. Where appropriate, the use of the singular number shall be construed to include the plural, and vice versa.

10. FINAL AND ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT (INCLUDING THE PROMISSORY NOTE AND PLEDGE AGREEMENT WHICH IS A PART OF THIS AGREEMENT) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                  [Remainder of Page Intentionally Left Blank]


LOAN AGREEMENT -- PAGE 4

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



Borrower:                                    Lender:

                                             CARREKER-ANTINORI, INC., a Delaware
                                             corporation


--------------------------------             By:
Signature of Borrower                           -------------------------------
                                                J. D. (Denny) Carreker, Jr.
                                                Chairman of the Board and Chief
                                                Executive Officer
--------------------------------
Printed Name of Borrower


LOAN AGREEMENT -- PAGE 5

                                    EXHIBIT A


                      PROMISSORY NOTE AND PLEDGE AGREEMENT



$150,000                                                          April 14, 2000


         For value received, Wyn Lewis ("Maker") hereby unconditionally promises to pay to the order of Carreker-Antinori, Inc., a Delaware corporation ("Lender" or "Company") the principal sum of $150,000 ("Loan Amount"), together with interest on the unpaid balance thereof at a rate equal to 8.0%. Accrued and unpaid interest on this Note shall be paid on May 31, 2001. The unpaid Loan Amount will be due and payable in full on or before May 31, 2001 ("Maturity Date"). All payments shall be made at the offices of Carreker-Antinori, Inc., 4055 Valley View Lane, Suite 1000, Dallas, Texas 75244, or such other place as Lender may designate in writing. Maker may prepay the outstanding Loan Amount in whole or in part at any time without penalty. Maker shall apply any bonus payments received from the Company, net of applicable taxes, to the Loan Amount and accrued and unpaid interest on the Note.

         The Maker and all endorsers, sureties and guarantors of this Note hereby jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, or partial payments of this Note, or any delay, indulgence or other act by any holder hereof whether before or after maturity.

         This Note and the rights and duties of the parties hereunder shall be governed by the laws of the State of Texas. As allowed by law, this Note is performable by Maker in Dallas County, Texas.

         DEFAULT NOTICE AND REMEDIES. If Maker fails to perform any obligation created by this Note or a default by Maker occurs, Lender may declare this Note immediately due and payable in whole or in part, may enforce payment thereof and exercise any and all of its rights and remedies hereunder or as otherwise provided by law. Maker expressly waives presentment, demand, notice of non-payment, notice of acceleration or other notice of any kind. Interest shall accrue on the full amount of any overdue installments at the highest rate permitted by law. The acceptance by Lender at any time and from time to time of part payment on this Note shall not be deemed to be a waiver of any event of default then existing. No waiver by Lender of any right hereunder or waiver by Lender of any default by Maker shall operate as a waiver of any other right or any other default.

         If Maker's employment with the Lender terminates for any reason, Lender may declare this Note immediately due and payable in whole or in part, enforce payment thereof, and exercise any and all of its rights and remedies hereunder.


                                                                        --------
                                                                        INITIALS

         COLLATERAL ASSIGNMENT. The Maker pledges the following to Lender as security for this Note:

                  1.       PLEDGE:

                  In consideration for the Loan Amount, receipt of which is acknowledged, Maker hereby grants a security interest to the Lender in _______ shares (the "Pledged Shares") of the Common Stock, $.01 par value per share, of the Company. Maker agrees not to dispose of such Pledged Shares until the Loan Amount and all interest accrued thereon is paid. Maker appoints J. D. (Denny) Carreker, Jr. or his designee as his attorney in fact to arrange for the transfer of the Pledged Shares to the Lender in the event of a default in the terms of this Note from Maker to Lender.

                  2.       DIVIDENDS:

                  During the term of this pledge and as long as Maker is not in default in the performance of any of the terms of this Note, Maker shall be entitled to receive all dividends on the Pledged Shares.

                  3.       VOTING RIGHTS:

                  During the term of this pledge and as long as Maker is not in default in the performance of any of the terms of this Note, Maker shall have the right to vote the Pledged Shares and to the extent required, Lender shall execute due and timely proxies in favor of the Maker to this end.

                  4.       REPRESENTATIONS:

                  Maker represents and warrants that there are no restrictions upon the transfer of the Pledged Shares (except as specified by the restrictive legend which may appear upon the face of the stock certificate) and that Maker has the right to transfer such shares free of encumbrances and without obtaining the consents of other parties.

                  5.       ADJUSTMENTS:

                  In the event that, during the term of this pledge, any share dividend, reclassification, readjustment or other changes declared are made in the capital structure of the Company, all new, substituted and additional shares, or other securities issued by reason of any such change shall be held under the terms of this Note in the same manner as the shares originally pledged hereunder.

                  6.       WARRANTS AND RIGHTS:

                  In the event that during the term of this pledge, subscription warrants or any other rights or options shall be issued in connection with the Pledged Shares, such warrants, rights and options shall be immediately assigned by the Lender to the Maker, and if exercised by the Maker all new shares or other security so acquired by the Maker shall be immediately assigned to the Lender to be held under the terms of this Note in the same manner as the shares originally pledged hereunder.


                                                                        --------
                                                                        INITIALS

                  7.       PAYMENT OF PROMISSORY NOTE:

                  Upon payment and maturity of the principal and interest due pursuant to this Note, Lender shall direct J. D. (Denny) Carreker, Jr. or his designee to transfer to the Maker all of the Pledged Shares and all rights received by the Lender, if any, as a result of its record ownership thereof.

                  8.       DEFAULT WITH RESPECT TO PLEDGE OF SHARES:

                  In the event that Maker defaults in the performance of any of the terms of this Note, Lender shall have the rights and remedies provided in the Uniform Commercial Code in force in the state of Texas at the date of this Note and in this connection, Lender may, upon five days notice to Maker, sent by certified mail, and without liability for any diminution in price which may have occurred, sell all of the Pledged Shares in such manner and for such price as the Lender may determine. At any bona fide public sale Lender shall be free to purchase all or a part of the Pledged Shares. Out of the proceeds of any sale, Lender may retain an amount equal to the principal and interest then due on the loan, plus the amount of the expenses of the sale, and shall pay any balance of such proceeds to Maker. In the event that the proceeds of any such sale are insufficient to cover the principal and interest of the loan, plus expenses of the sale, Maker shall remain liable to the Lender for any deficiency.


         NOTICES. Any notices given to Maker or Lender shall be deemed effective if in writing and mailed by registered or certified mail, postage prepaid, or delivered in person to the addressee and receipted for, in all such instances addressed to the respective parties at the following addresses:


         If to Lender:              Carreker-Antinori, Inc.
                                    4055 Valley View Lane, Suite 1000
                                    Dallas, TX  75244
                                    Attention: Chief Financial Officer
         If to Maker:               _______________________
                                    _______________________
                                    _______________________

         NON-ASSIGNABLE. This Note will inure to the benefit of and will be binding upon Maker and Lender and the permitted successors and assigns of each. Maker shall not assign any of its rights or transfer any of its obligations under this Note without first obtaining the written consent of Lender.

         Maker acknowledges that he has read all the terms and conditions of this Note, acknowledges receipt of a copy hereof and agrees to all of the terms and conditions herein.




                                                --------------------------------
Dated as of May 13, 2000                        Maker:


                                                                        --------
                                                                        INITIALS